UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39933	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	URGO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2021, urban-gro, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2020. A copy of the press release is being furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

The Company will hold an investor conference call March 31, 2021 at 8:30:00 am ET for the quarter and year ended December 31, 2020. The conference call can be accessed by dialing (877) 524-8416 (domestic) or (412) 902-1028 (international) and requesting the urban-gro, Inc. fourth quarter earnings call. Listeners should dial in 10 minutes prior to the start of the call. The live webcast and presentation slides will be available on ir.urban-gro.com.

A copy of the investor presentation prepared for use by executive management during the investor conference call is furnished as Exhibit 99.2. All of the information in the presentation is presented as of March 31, 2021, and the Company does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as in Exhibit 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Number	Exhibit

99.1	Press Release issued by urban-gro, Inc. on March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: March 31, 2021	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer